UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

MTM Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut 06905
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 975-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On June 29, 2009, MTM Technologies, Inc. (“MTM”), and its subsidiaries (collectively with MTM, the “Companies”) entered into the following agreements: (i) a Consent to Credit Facilities Agreement with GE Commercial Distribution Finance Corporation (“CDF”), as Administrative Agent and sole Lender (the “GE Consent”) relating to the Credit Facilities Agreement dated as of August 21, 2007 with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF, as Lender, as amended through the date hereof (the “GE Credit Facilities Agreement”), and (ii) a Consent to Credit Agreement with Columbia Partners, L.L.C. Investment Management (“CP”), as Investment Manager, and National Electrical Benefit Fund represented by Columbia Partners, L.L.C. Investment Management, its investment manager, as Lender (“Columbia”) (the “Columbia Consent”) relating to the Credit Agreement dated as of November 23, 2005 with CP and Columbia, as amended through the date hereof (the “CP/Columbia Credit Agreement”).

The GE Consent provides for, among other things, (a) consent to the filing of MTM’s 2009 Annual Report on Form 10-K on or before July 14, 2009; (b) consent to the delivery of the Companies’ monthly financial statements for April 2009 and May 2009 (together with any required Compliance Certificates) on or before July 14, 2009 (the “April/May 2009 Financial Statements”); (c)  consent to the delivery of the Companies’ audited financial statements for the fiscal year ended March 31, 2009 (the “2009 Annual Financial Statements”) (together with any required Compliance Certificates) on or before July 14, 2009; (d) consent and agreement that the 2009 Annual Financial Statements may contain a “going concern” qualification; and (e) the release of any claims the Companies may have against CDF.  The failure of the Companies to deliver either the April/May 2009 Financial Statements or the 2009 Annual Financial Statements by July 14, 2009 will result in an immediate Event of Default under the GE Credit Facilities Agreement.

The Columbia Consent provides for, among other things, (a) consent to the filing of MTM’s 2009 Annual Report on Form 10-K on or before July 14, 2009; (b) consent to the delivery of the Companies’ monthly financial statements for April 2009 and May 2009 (the “April/May 2009 Financial Statements”) (together with any required Compliance Certificates) on or before July 14, 2009; (c) consent to the delivery of the Companies’ 2009 Annual Financial Statements (together with any required Compliance Certificates) on or before July 14, 2009; (c) consent and agreement that the 2009 Annual Financial Statements may contain a “going concern” qualification; and (d) the release of any claims the Companies may have against Columbia.  The failure of the Companies to deliver either the April/May 2009 Financial Statements or the 2009 Annual Financial Statements will result in an immediate Event of Default under the CP/Columbia Credit Agreement.

The GE Consent and Columbia Consent are filed herewith as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the relevant agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the descriptions of the agreements in Item 1.01 hereof, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.1	GE Consent, dated June 29, 2009.

Exhibit 10.2	Columbia Consent, dated June 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)

July 2, 2009	By:	/s/ Steven Stringer
Steven Stringer President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Exhibit 10.1	GE Consent, dated June 29, 2009.

Exhibit 10.2	Columbia Consent, dated June 29, 2009